UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds S P E C I A L T Y F U N D S Semiannual Report June 30, 2005 Long-term growth of capital from portfolios that invest in a variety of equity securities.

Goldman Sachs Specialty Funds GOLDMAN SACHS TOLLKEEPER FUNDSM GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND GOLDMAN SACHS REAL ESTATE SECURITIES FUND The Tollkeeper FundSM invests in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage.The Tollkeeper FundSM is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in “Tollkeeper” companies, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. The CORESM Tax-Managed Equity Fund invests in a broadly diversified portfolio of U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after-tax return, and minimize capital gain and income distributions. Of course, no assurance can be offered that the CORESM Tax-Managed Equity Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Real Estate Securities Fund invests primarily in a diversified portfolio of equity investments in issuers related to the real estate industry, including REITS.The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs and real estate companies are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates.The Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in issuers related to the real estate industry, its net asset value may fluctuate substantially overtime and its performance may be substantially different from the returns of the broader stock market. NOT FDIC-INSURED May Lose Value No Bank Guarantee
G O L D M A N S A C H S T O L L K E E P E R F U N D S M

GOLDMAN SACHS TOLLKEEPER FUND℠

What Differentiates the Goldman Sachs Tollkeeper Investment Process?

The Goldman Sachs Tollkeeper Fund seeks to provide investors with a unique solution to investing in companies that are well positioned to benefit from the proliferation of technology. The Fund invests in a portfolio of high quality technology, media and service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage.

Goldman Sachs' Growth Equity Investment Process

1 STOCK SELECTION

Buy the business:
Invest as though we are actually buying the company, rather than trading its stock

Buy high quality growth businesses:

- Strong brand name
- Dominant market share
- Recurring revenue stream
- Free cash flow generation
- Long product life cycles
- Strong company management

Buy at a discount to the business' true value

2 PORTFOLIO CONSTRUCTION

Team Based:
Portfolio decisions are made by the entire team

Continuous Scrutiny:
Daily review of market, industry and company developments

Fundamental Analysis:
Portfolio holdings are determined by the risk reward characteristics and the team's conviction in the overall business

3 RESULT

Growth stock portfolio that:

- is strategically positioned for long-term growth
- has low turnover — a result of bottom-up stock selection with a focus on long-term investing
- is a high quality portfolio that is well positioned for long-term growth

1

P O R T F O L I O R E S U LT S Tollkeeper Fund Dear Shareholder: This report provides an overview on the performance of the Goldman Sachs Tollkeeper Fund during the six-month reporting period that ended June 30, 2005. Performance Review Over the six-month period that ended June 30, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -4.07%, -4.37%, -4.24%, -3.73%, and -4.08%, respectively. These returns compare to the -5.45% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index, over the same time period. As these returns indicate, it was a difficult investment environment during the reporting period. However, the Fund outperformed its benchmark on a relative basis. Strong returns in the Technology sector enhanced results. However, companies with exposure to the radio industry continued to lag the market and detracted from performance. Market Review After positive returns in 2004, major indexes in U.S. markets traded in a relatively narrow range as the S&P 500 returned -0.81% during the past six months. Equity styles traded back and forth for dominance, with the Russell 1000 Growth and Russell 1000 Value Indexes returning -1.72% and 1.76%, respectively, over the period. Value also outperformed growth in the mid-cap asset class, as the Russell Midcap Growth and Russell Midcap Value Indexes returned 1.70% and 5.51%, respectively. Elsewhere, the technology-laden NASDAQ Composite Index returned -5.45%. The supply and demand of oil continues to capture the attention of both the headlines and the marketplace as prices reached in excess of $60 per barrel. The Federal Reserve Bank continued its “measured” rate increases, and the U.S. dollar began to appreciate versus the Euro as voters in France and Holland voted against the European Union constitution. Leading the markets during the reporting period were commodity-based businesses in the Energy and Utilities sectors. Portfolio Positioning Strong performance in the Technology sector enhanced results during the reporting period. Examples of top contributors included Google, Inc., Salesforce.com, Inc., Cisco Systems, Inc., and the wireless tower companies Crown Castle International Corp. and American Tower Corp. Crown Castle International Corp.’s stock was up as the company refinanced its balance sheet, turning its high yield debt into lower yielding debt, effectively decreasing its annual interest expense. Because this translates into a $50 million increase in free cash flow for Crown Castle, the market bid the stock higher. We added American Tower Corp. to the portfolio during the reporting period. The company is the largest independent owner and operator of wireless telecommunication towers in the U.S. and shares a duopoly with Crown Castle. We believe the nature of the tower industry ensures transparency in revenue and earnings growth because these businesses are able to lock their wireless telephone and broadcast customers into long-term contracts. 2

P O R T F O L I O R E S U LT S The Fund’s exposure to the Media sector was a drag on performance during the six-month reporting period. Specifically, Viacom, Inc. and Clear Channel Communications, Inc. both trailed the market. Although Viacom has announced plans to split the broadcasting business from the more profitable cable networks, its stock still declined. Moreover, we believe the recent disappointment in lower advertising upfront commitments for the broadcasters led to weakness in the stocks of cable network operators such as Viacom. As for Clear Channel, while the inventory-reducing “Less Is More” campaign shows signs of increased audiences and advertising, the stock suffered after several analyst downgrades. Recently, Clear Channel announced its plans to spin off its live entertainment division, do an initial public offering (IPO) for 10% of its outdoor advertising division, issue a special one-time $3 dividend post the spin-offs, and raise its quarterly divided by 50%. We are concerned that the one-time special dividend is not the most effective way for the company to allocate its capital, as we would have preferred additional share repurchasing. Therefore, we trimmed the Fund’s position after the announcement was made. Portfolio Highlights Salesforce.com, Inc. — During its first quarter of 2005, Salesforce.com increased revenue by 84%, boosted profit by ten times, and added over 40,000 new subscribers to its customer relationship management (CRM) software. In addition to this news, Salesforce.com reiterated a strong outlook for the business and several analysts upgraded the company. Google, Inc. — Google, the online search engine, was a top performer in the portfolio during the past six months. Google’s stock rallied, advancing over 60% during the period on news of a five-fold increase in revenue from advertising and talks of its inclusion in the S&P 500 Index. Several analysts also upgraded the company during the period. Cablevision Systems Corp. — Cablevision System’s stock soared after the Dolan family announced that it intends to take the business private for approximately $8 billion. Under the terms of the deal, investors would receive $21 for each share of Cablevision currently owned plus shares in Rainbow Media, which will be a publicly traded company. The company will consist of properties such as Madison Square Garden, the New York Knicks and Rangers, as well as cable networks American Movie Classics (AMC), Women’s Entertainment (WE), and Independent Film Channel (IFC). Much like the move to take Cox Communications private last year, we believe that the Dolan’s proposal and the subsequent investor reaction are affirmations that the market has undervalued the cable business. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth Equity Management Team July 18, 2005

P O R T F O L I O R E S U LT S Sector Allocation (Percentage of Portfolio) as of 6/30/05 The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral. F U N D B A S I C S

FUND BASICS

Tollkeeper Fund

as of June 30, 2005

Assets Under Management

$339.0 Million

Number of Holdings

38

NASDAQ SYMBOLS

Class A Shares

GITAX

Class B Shares

GITBX

Class C Shares

GITCX

Institutional Shares

GITIX

Service Shares

GITSX

PERFORMANCE REVIEW

January 1, 2005–June 30, 2005	Fund Total Return (based on NAV)[1]	NASDAQ Composite Index[2]
Class A	-4.07%	-5.45%
Class B	-4.37	-5.45
Class C	-4.24	-5.45
Institutional	-3.73	-5.45
Service	-4.08	-5.45

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended June 30, 2005	One Year	Five Years	Since Inception[3] (10/1/99)
Class A	1.21%	-17.10%	-5.45%
Class B	1.32	-17.12	-5.40
Class C	5.32	-16.77	-5.23
Institutional	7.65	-15.81	-4.11
Service	6.96	-16.18	-4.56

[3] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above tables represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above tables. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 6/30/05[4]

Holding	% of Net Assets	Line of Business
QUALCOMM, Inc.	7.3%	Semiconductors/Semiconductor Capital Equipment
Microsoft Corp.	5.8	Computer Software
Dell, Inc.	5.5	Computer Hardware
Tessera Technologies, Inc.	5.3	Semiconductors/Semiconductor Capital Equipment
Cisco Systems, Inc.	4.6	Networking & Telecommunications Equipment
Iron Mountain, Inc.	4.3	Commercial Services
Linear Technology Corp.	4.2	Semiconductors/Semiconductor Capital Equipment
Avocent Corp.	3.9	Computer Hardware
Viacom, Inc. Class B	3.7	Movies & Entertainment
Salesforce.com, Inc.	3.6	Computer Software

[4] The top 10 holdings may not be representative of the Fund's future investments.

5

GOLDMAN SACHS CORE[SM] TAX-MANAGED EQUITY FUND

What Differentiates the Goldman Sachs CORE[SM] Tax-Management Process?

In managing money for many of the world's wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs CORE Tax-Managed Equity Fund, investors can access Goldman Sachs' tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs' CORE Tax-Management Investment Process

Goldman Sachs' CORE ("Computer-Optimized, Research-Enhanced") investment process is a disciplined quantitative approach that has been consistently applied since 1989. With this Fund, the CORE process is enhanced with an additional layer that seeks to maximize after-tax returns.

1 STOCK SELECTION

- Comprehensive
- Rigorous
- Objective
- Extensive
- Fundamental
- Insightful

Advantage: Daily analysis of approximately 3,000 U.S. equity securities using a proprietary model

2 PORTFOLIO CONSTRUCTION

- Benchmark driven
- Sector and size neutral
- Tax optimized

Tax optimization is an additional layer that is built into the existing CORE investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of CORE seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias

RESULT

- A fully invested, style-consistent portfolio
- Broad access to the total U.S. equity market
- A consistent goal of maximizing after-tax risk-adjusted returns

6

P O R T F O L I O R E S U LT S CORE Tax-Managed Equity Fund Dear Shareholder: This report provides an overview on the performance of the Goldman Sachs CORE Tax-Managed Equity Fund during the six-month reporting period that ended June 30, 2005. Performance Review For the six-month period that ended June 30, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -0.10%, -0.43%, -0.43%, 0.10%, and -0.10%, respectively. These returns compare to the -0.01% cumulative total return of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested). In terms of the Fund’s CORE investment themes, Momentum was the most significant contributor to relative returns, as companies with strong momentum characteristics outperformed their industry counterparts. Valuation also added value to relative returns, as did Profitability, Management Impact, Earnings Quality, and Analyst Sentiment, albeit to a lesser extent. Despite good results for most of the themes, the positive contribution was largely offset by stock-specific events that occurred in several holdings during the period. In particular, the Fund’s exposure to eBay Inc. detracted from performance when the company missed its earnings target in January 2005. In addition, an overweight in Biogen Idec hurt performance when, on the last day of February, it had to suspend sales of one of its new drugs due to two reports of serious side effects in patients. This caused its stock price to fall 44%. Finally, in March, an overweight in Harman International Industries, Inc. hurt results when the company’s shares experienced their largest decline in eight years on concerns that sales were being lost to competitors with less expensive products. Over longer periods, we expect to see very little return coming from stock-specific exposures, although over a shorter time frame they may contribute more significantly to performance. Among sectors, stock selection was mixed for the period. The Fund’s holdings in the Healthcare and Consumer Discretionary sectors lagged their peers in the benchmark the most. On the upside, the Fund’s holdings in the Energy and Consumer Staples sectors outperformed their peers in the benchmark the most for the period. In terms of individual stocks, the aforementioned positions in Biogen Idec, Harman International Industries, and eBay Inc. were among the biggest detractors from excess returns for the six-month period. On the upside, overweights in Valero Energy Corp., Tesoro Petroleum Corp., and Sunoco, Inc. were among the biggest positive contributors to relative performance for the period. Although we continue to hold Harman in the portfolio, Biogen and eBay were subsequently eliminated.

P O R T F O L I O R E S U LT S Market Review The S&P 500 Index returned -0.81% over the reporting period. Within the Index, the Materials (-7.9%) and Consumer Discretionary (-6.6%) sectors were the largest detractors in absolute returns, while the heavily weighted Information Technology sector (-5.7%) detracted most (weight times performance) for the period. Value stocks outperformed their growth counterparts by a significant margin for the six-month period, with the Russell 1000 Value Index returning 1.76% versus the Russell 1000 Growth Index return of -1.72%. Large-cap stocks also outperformed small-cap stocks as the Russell 1000 Index and Russell 2000 Index returned 0.11% and -1.25%, respectively. This was largely due to large-cap Information Technology stocks outpacing their smaller counterparts. Portfolio Positioning The CORE Tax-Managed Equity Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market. The benchmark is the Russell 3000 Index, which covers a range of issuers from large- to small-cap stocks. In managing the CORE products, we do not take size or sector bets. Rather, we seek to add value versus the Fund’s benchmark by individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values (relative to other stocks in the same industry). We prefer stocks favored by fundamental research analysts and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Our portfolio construction process integrates tax considerations into investment decisions with the goal of maximizing after-tax return. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Quantitative Equity Investment Team July 18, 2005

P O R T F O L I O R E S U LT S Sector Allocation (Percentage of Portfolio) as of 6/30/05 The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

FUND BASICS

CORE Tax-Managed Equity Fund

as of June 30, 2005

Assets Under Management

$97.2 Million

Number of Holdings

145

NASDAQ SYMBOLS

Class A Shares

GCTAX

Class B Shares

GCTBX

Class C Shares

GCTCX

Institutional Shares

GCTIX

Service Shares

GCTSX

PERFORMANCE REVIEW

January 1, 2005–June 30, 2005	Fund Total Return (based on NAV)[1]	Russell 3000 Index[2]
Class A	-0.10%	-0.01%
Class B	-0.43	-0.01
Class C	-0.43	-0.01
Institutional	0.10	-0.01
Service	-0.10	-0.01

[1]The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2]The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended June 30, 2005	One Year	Five Years	Since Inception (4/3/00)
Class A	4.94%	-1.43%	-1.79%
Class B	5.24	-1.44	-1.64
Class C	9.26	-1.03	-1.48
Institutional	11.49	0.12	-0.32
Service	10.98	-0.36	-0.80

[3]The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above tables represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above tables. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 6/30/05[4]

Holding	% of Net Assets	Line of Business
General Electric Co.	3.2%	Industrial Conglomerates
Johnson & Johnson	2.6	Pharmaceuticals
Bank of America Corp.	2.6	Banks
Pfizer, Inc.	2.5	Pharmaceuticals
Cisco Systems, Inc.	2.0	Communications Equipment
The Procter & Gamble Co.	1.9	Household Products
Amgen, Inc.	1.8	Biotechnology
Time Warner, Inc.	1.8	Media
UnitedHealth Group, Inc.	1.7	Healthcare Providers & Services
Wachovia Corp.	1.6	Banks

[4]The top 10 holdings may not be representative of the Fund's future investments.

10

F U N D B A S I C S STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/05 Since Inception Class A Shares One Year Five Years (4/3/00) Returns before taxes* 11.02% -0.30% -0.73% (Estimated) returns after taxes on distributions** 4.87 -1.47 -1.83 (Estimated) returns after taxes on distributions*** 3.30 -1.22 -1.53 and sale of Fund shares The estimated after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. *Returns Before Taxes do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed. ** (Estimated) Returns After Taxes on Distributions assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period. *** (Estimated) Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

What Differentiates the Goldman Sachs Real Estate Investment Process?

The Goldman Sachs Real Estate Securities Strategy seeks to generate long-term growth of capital and dividend income by investing primarily in real estate investment trusts (REITs). REITs offer daily liquidity, strong historic returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs' Real Estate Investment Process

1 STOCK SELECTION

Buy high quality companies.
We seek to purchase those companies that combine the best market exposures, capital structures, growth prospects and management teams.

Buy at a reasonable price.

We seek to consistently select securities at a discount to the intrinsic value of the business.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

2 PORTFOLIO CONSTRUCTION

Team Based:
Portfolio decisions are made by the entire team

Continuous Scrutiny:
Daily review of market, industry and company developments

Fundamental Analysis:
Portfolio holdings are determined by the risk reward characteristics and the team's conviction in the overall business

3 RESULT

Real Estate securities portfolio that:

- is strategically positioned for long-term growth
- has low turnover — a result of bottom-up stock selection with a focus on long-term investing
- is a high quality portfolio that is well positioned for long-term growth

12

P O R T F O L I O R E S U LT S Real Estate Securities Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Real Estate Securities Fund during the six-month reporting period that ended June 30, 2005. Performance Review Over the six-month period that ended June 30, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 5.63%, 5.27%, 5.21%, 5.82%, and 5.57%, respectively. These returns compare to the 6.77% cumulative total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested), over the same time period. During the reporting period, the Fund underperformed its benchmark as its overweight position in the Hotel sector and stock selection in the Multi-family sector detracted from performance. In contrast, stock selection was positive in the Retail and Industrial sectors, as was an overweight in the Office sector. Real Estate Investment Trust (“REIT”) Market Review Following a negative first quarter 2005 return of -7%, the REIT asset class, as measured by the Wilshire Real Estate Securities Index, rebounded in the second quarter, returning 14%. Year-to-date, the Index has returned 6.77%. Returns were supported by stable long-term interest rates, improving property fundamentals, and notable mergers and acquisition (M&A) activity. There were three M&A transactions announced in the second quarter of 2005 alone, each representing a 15%+ premium to pre-announcement share prices. We feel this provides evidence that REITs continue to offer good relative value in the real estate market. Based on dividend yields and P/E multiples, we also believe that REITs are fairly valued relative to the fixed income and equity markets. Portfolio Positioning In the Industrial sector, the most notable activity over the period was the announced ProLogis/Catellus merger. This largely drove the sector’s performance for the second quarter of 2005 as Catellus traded up to the takeover bid, returning 23%, while ProLogis Trust increased just 8.5%, underperforming the Index by 5.6%. Since the Fund was 2.5% overweight ProLogis and did not own Catellus, this was one of the largest detractors to returns over the period. Although we believe ProLogis paid a full price, the Fund maintains its overweight position since we believe it has a unique business model and a solid management team. The Fund had previously owned Catellus for its management team and assets, much of which are now to be operated by ProLogis. In the Residential sector, it was announced that Gables Residential, which was not held in the Portfolio, would be purchased by ING Clarion, a private real estate investment firm, at a 14% premium to its prior closing price. This transaction helped drive the sector’s 16% return for the quarter, outperforming the broader Index by 2.0%. The Fund’s underweight position in the sector therefore detracted from performance.

P O R T F O L I O R E S U LT S Consistent with prior years, the Regional Mall sector led performance for the reporting period. Operating fundamentals remain very strong for the sector, particularly for regional mall-focused companies like General Growth Properties, Inc. and Simon Property Group, Inc., the Fund’s two largest Regional Mall holdings. We were encouraged by signs of improved fundamentals in the Office sector, especially in the second quarter of 2005. Net absorption, the net change in occupied space, was 19.5 million square feet in the second quarter. This was the second best performance since the fourth quarter of 2000 and nearly double the prior quarter. This apparent improvement in fundamentals led to the sector’s outperformance for the reporting period. Stock selection in the Office sector, largely in the form of Parkway Properties, Inc., in addition to the Fund’s overweight to the sector, contributed positively to results. We remain focused on those companies that have strong management teams, high quality assets, strong capital structures, and favorable geographic exposures primarily in Washington DC, New York, and Southern California. After outperforming over the past 18 months, the Hotel sector was the worst performing sector over the period. The Fund’s holdings in the sector, therefore, detracted from results. The Fund maintains its focus on companies such as Starwood Hotels & Resorts Worldwide, Inc. and Host Marriott Corp., which have exposure to dense urban locations within the luxury and upscale segment of the market. One of the more notable changes to the portfolio over the period was our decision to trim its position in Boston Properties, Inc. and reallocate the proceeds to Liberty Property Trust and Alexandria Real Estate Equities, Inc., in the Diversified and Office sectors, respectively. Although we feel that Boston Properties has an excellent management team and continues to create value for shareholders, we find it less attractive due to its price appreciation. We found Liberty Properties to be well positioned, especially in light of its position in the Comcast Center, a large, new development in downtown Philadelphia. The increase to Alexandria Real Estate is a function of its leading position in its niche market, life science buildings. Portfolio Highlights General Growth Properties, Inc. — General Growth Properties is the second largest mall owner in the U.S. Its strategy is to develop, acquire and renovate regional malls to create a geographically diverse and productive national mall portfolio. Starwood Hotels & Resorts Worldwide, Inc. — Starwood’s focus on the luxury segment within urban markets, its excellent balance sheet, and successful repositioning of the Sheraton brand have contributed to its recent performance. New supply in the upscale segment, in which most of Starwood’s properties reside, continues to drop. Starwood generates almost 20% of its North American revenue from New York City, arguably the strongest hotel market in the country.

P O R T F O L I O R E S U LT S SL Green Realty Corp. — SL Green Realty Corp. owns and operates a portfolio of 28 commercial office buildings with over 17 million square feet, focused in midtown Manhattan. The Company has a strong balance sheet, a strong and experienced management team, and a track record of producing long-term value for its shareholders. With its geographic focus on midtown Manhattan, where occupancies are much higher than the national average and rents are increasing rapidly, SL Green continued to outperform its peers. We remain confident and focused on our fundamental premise that good companies with superior management and strategies relative to their peer’s will outperform over time. As such, we are comfortable with the current positioning of the Fund. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Real Estate Securities Investment Team July 18, 2005 Sector Allocation (Percentage of Portfolio) as of 6/30/05 The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

F U N D B A S I C S Real Estate Securities Fund as of June 30, 2005 Assets Under Management P E R F O R M A N C E R E V I E W January 1, 2005- Fund Total Return Wilshire Real Estate $622.5 Million June 30, 2005 (based on NAV)[1] Securities Index[2] Class A 5.63% 6.77% Class B 5.27 6.77 Number of Holdings Class C 5.21 6.77 Institutional 5.82 6.77 46 Service 5.57 6.77 [1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. N A S D A Q S Y M B O L S [2] The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REIT) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses. Class A Shares S TA N D A R D I Z E D T O TA L R E T U R N S [3] GREAX For the period ended June 30, 2005 One Year Five Years Since Inception (7/27/98) Class A 26.16% 18.40% 14.14% Class B Shares Class B 27.14 18.59 14.24 Class C 31.41 18.86 14.25 Institutional 34.07 20.20 15.53 GREBX Service 33.41 19.69 15.03 [3] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a Class C Shares maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of GRECX purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above tables represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original Institutional Shares cost. Current performance may be lower or higher than the total return figures in the above tables. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the GREIX deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. T O P 1 0 H O L D I N G S A S O F 6 / 3 0 / 0 5 [4] Service Shares Holding % of Net Assets Line of Business Starwood Hotels & Resorts Worldwide, Inc. 6.7% Hotels GRESX Simon Property Group, Inc. 6.5 Regional Malls ProLogis Trust 5.3 Industrial Vornado Realty Trust 5.2 Diversified General Growth Properties, Inc. 4.9 Regional Malls Equity Residential Properties Trust 4.4 Residential Kimco Realty Corp. 4.2 Shopping Centers Boston Properties, Inc. 4.0 Office Host Marriott Corp. 3.8 Hotels Brookfield Properties Corp. 3.2 Office [4] The top 10 holdings may not be representative of the Fund’s future investments. An investment in Real Estate Securities is subject to greater price volatility and those risks associated with investing in the real estate industry in general.

GOLDMAN SACHS TOLLKEEPER FUNDSM

Statement of Investments
June 30, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%

Audio Technology – 2.6%
403,400	Dolby Laboratories, Inc.*	$8,899,004

Broadcasting & Cable/ Satellite TV – 9.1%
163,517	Cablevision Systems Corp.*	5,265,247
252,703	Citadel Broadcasting Co.*	2,893,449
148,344	Clear Channel Communications, Inc.	4,588,280
422,510	Univision Communications, Inc.*	11,640,151
325,020	Westwood One, Inc.	6,640,159

		31,027,286

Commercial Services – 4.3%
465,310	Iron Mountain, Inc.*(a)	14,433,916

Computer Hardware – 12.2%
504,750	Avocent Corp.*	13,194,165
473,290	Dell, Inc.*	18,699,688
696,130	EMC Corp.*	9,543,942

		41,437,795

Computer Services – 3.1%
260,110	First Data Corp.	10,440,815

Computer Software – 17.1%
125,650	Cognos, Inc.*	4,289,691
169,320	Electronic Arts, Inc.*	9,585,205
88,900	Mercury Interactive Corp.*	3,410,204
789,830	Microsoft Corp.	19,619,377
241,730	NAVTEQ*	8,987,522
592,561	Salesforce.com, Inc.*	12,135,649

		58,027,648

Internet & Online – 1.9%
11,320	Google, Inc.*(a)	3,329,778
94,550	Yahoo!, Inc.*	3,276,158

		6,605,936

Medical Products – 0.4%
82,253	Conor Medsystems, Inc.*	1,262,584

Movies & Entertainment – 7.0%
665,550	Time Warner, Inc.*	11,121,340
393,191	Viacom, Inc. Class B	12,589,976

		23,711,316

Networking & Telecommunications Equipment – 7.2%
808,370	Cisco Systems, Inc.*	15,447,951
153,900	FLIR Systems, Inc.*	4,592,376
170,020	Juniper Networks, Inc.*	4,281,103

		24,321,430

Other Technology – 0.4%
53,215	Cogent, Inc.*	1,519,288

Publishing – 4.9%
203,880	Lamar Advertising Co.*	8,719,948
159,956	The E.W. Scripps Co.	7,805,853

		16,525,801

Semiconductors/ Semiconductor Capital Equipment – 20.9%
198,270	KLA-Tencor Corp.	$8,664,399
390,280	Linear Technology Corp.	14,319,373
141,010	Marvell Technology Group Ltd.*	5,364,021
753,630	QUALCOMM, Inc.	24,877,326
532,730	Tessera Technologies, Inc.*	17,798,509

		71,023,628

Telecommunications – 6.5%
387,090	American Tower Corp.*(a)	8,136,632
409,035	Crown Castle International Corp.*	8,311,591
71,820	NeuStar, Inc.*	1,838,592
147,630	Sprint Corp.(a)	3,704,037

		21,990,852

TOTAL COMMON STOCKS
(Cost $326,344,894)		$331,227,299

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.1%

Joint Repurchase Agreement Account II
$7,000,000	3.41%	07/01/2005	$7,000,000
Maturity Value: $7,000,662
(Cost $7,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $333,344,894)			$338,227,299

Shares	Description	Value
Securities Lending Collateral – 5.5%

18,584,000	Boston Global Investment Trust – Enhanced Portfolio	$18,584,000
(Cost $18,584,000)

TOTAL INVESTMENTS – 105.2%
(Cost $351,928,894)		$356,811,299

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on June 30, 2005.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS TOLLKEEPER FUNDSM

Statement of Investments (continued)
June 30, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $7,000,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,500,000,000	3.40%	07/01/2005	$1,500,141,667

Barclays Capital PLC	700,000,000	3.40	07/01/2005	700,066,111

Deutsche Bank Securities, Inc.	1,000,000,000	3.40	07/01/2005	1,000,094,444

Deutsche Bank Securities, Inc.	300,000,000	3.45	07/01/2005	300,028,750

Greenwich Capital Markets	400,000,000	3.43	07/01/2005	400,038,111

J.P. Morgan Securities, Inc.	400,000,000	3.41	07/01/2005	400,037,889

Morgan Stanley & Co.	1,000,500,000	3.40	07/01/2005	1,000,594,492

UBS Securities LLC	250,000,000	3.40	07/01/2005	250,023,611

Wachovia Capital Markets	250,000,000	3.40	07/01/2005	250,023,611

Westdeutsche Landesbank AG	500,000,000	3.43	07/01/2005	500,047,639

TOTAL	$6,300,500,000			$6,301,096,325

At June 30, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 2.50% to 6.70%, due 09/13/2005 to 06/15/2007; Federal Home Loan Bank, 4.37% to 5.49% due 12/22/2008 to 08/15/2011; Federal Home Loan Mortgage Association, 0.00% to 8.00%, due 07/06/2005 to 07/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 08/24/2005 to 07/01/2035 and Government National Mortgage Association, 5.50% to 6.50%, due 04/15/2032 to 06/15/2035.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Investments
June 30, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 98.7%

Aerospace & Defense – 3.1%
4,900	Northrop Grumman Corp.	$270,725
30,200	Raytheon Co.	1,181,424
23,700	The Boeing Co.	1,564,200

		3,016,349

Air Freight & Couriers – 0.3%
3,600	United Parcel Service, Inc. Class B	248,976

Banks – 5.6%
55,042	Bank of America Corp.	2,510,466
2,500	Corus Bankshares, Inc.	138,725
17,200	KeyCorp	570,180
5,000	Marshall & Ilsley Corp.	222,250
3,900	U.S. Bancorp	113,880
1,500	UnionBanCal Corp.	100,380
32,000	Wachovia Corp.	1,587,200
4,200	Washington Mutual, Inc.	170,898

		5,413,979

Beverages – 0.2%
9,400	PepsiAmericas, Inc.	241,204

Biotechnology – 3.7%
28,540	Amgen, Inc.*	1,725,528
24,600	Applera Corp. – Celera Genomics Group*	269,862
4,200	Genentech, Inc.*	337,176
16,300	Genzyme Corp.*	979,467
3,900	Kos Pharmaceuticals, Inc.*	255,450

		3,567,483

Building Products – 0.9%
20,000	USG Corp.*(a)	850,000

Chemicals – 1.6%
15,576	Monsanto Co.	979,263
12,900	The Lubrizol Corp.	541,929

		1,521,192

Commercial Services & Supplies – 1.3%
6,900	Arbitron, Inc.	296,010
32,200	Cendant Corp.	720,314
4,000	Coinstar, Inc.*	90,760
5,700	CSG Systems International, Inc.*	108,186
1,885	PHH Corp.*	48,482

		1,263,752

Communications Equipment – 4.0%
102,900	Cisco Systems, Inc.*	1,966,419
22,900	Motorola, Inc.	418,154
30,920	QUALCOMM, Inc.	1,020,669
50,900	Tellabs, Inc.*	442,830

		3,848,072

Computers & Peripherals – 2.4%
28,500	Dell, Inc.*	1,126,035
18,358	Hewlett-Packard Co.	431,597
4,100	Intergraph Corp.*	141,286
36,500	Seagate Technology*	640,575

		2,339,493

Construction & Engineering – 0.2%
3,100	EMCOR Group, Inc.*	151,590

Containers & Packaging – 0.4%
6,300	Greif, Inc.	384,930

Distributors – 0.3%
8,200	WESCO International, Inc.*	257,316

Diversified Financials – 6.6%
3,700	Advanta Corp. Class B	104,192
9,500	AmeriCredit Corp.*	242,250
1,300	BlackRock, Inc.	104,585
26,000	CIT Group, Inc.	1,117,220
13,700	Citigroup, Inc.	633,351
17,000	CompuCredit Corp.*(a)	582,760
35,800	J.P. Morgan Chase & Co.	1,264,456
13,000	Merrill Lynch & Co., Inc.	715,130
27,200	Moody’s Corp.	1,222,912
8,800	Principal Financial, Inc.	368,720
1,000	The Bear Stearns Companies, Inc.	103,940

		6,459,516

Diversified Telecommunication – 2.6%
18,700	CenturyTel, Inc.	647,581
20,800	Liberty Global, Inc.*	970,736
15,700	SBC Communications, Inc.	372,875
20,400	Sprint Corp.	511,836
1,900	Telephone & Data Systems, Inc. Special Shares	72,846

		2,575,874

Electric Utilities – 4.1%
4,300	Constellation Energy Group, Inc.	248,067
31,900	Edison International	1,293,545
16,000	Entergy Corp.	1,208,800
32,400	PG&E Corp.	1,216,296

		3,966,708

Electrical Equipment – 1.0%
5,800	Brady Corp.	179,800
11,600	Energizer Holdings, Inc.*	721,172
1,300	Woodward Governor Co.	109,239

		1,010,211

Electronic Equipment & Instruments – 0.8%
2,500	Anixter International, Inc.*	92,925
25,300	Ingram Micro, Inc.*	396,198
4,500	Itron, Inc.*	201,060
2,800	Tech Data Corp.*	102,508

		792,691

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Investments (continued)
June 30, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Energy Equipment & Services – 1.1%
20,300	Transocean, Inc.*	$1,095,591

Food & Drug Retailing – 1.2%
4,500	7-Eleven, Inc.*	136,080
24,600	Longs Drug Stores Corp.	1,059,030

		1,195,110

Food Products – 2.0%
13,000	Chiquita Brands International, Inc.	356,980
28,600	Pilgrim’s Pride Corp.(a)	976,118
36,700	Tyson Foods, Inc.	653,260

		1,986,358

Healthcare Equipment & Supplies – 1.2%
11,600	Boston Scientific Corp.*	313,200
2,200	Guidant Corp.	148,060
3,200	Immucor, Inc.*	92,640
10,100	Kinetic Concepts, Inc.*	606,000

		1,159,900

Healthcare Providers & Services – 3.3%
4,200	AmerisourceBergen Corp.	290,430
18,000	PacifiCare Health Systems, Inc.*	1,286,100
31,300	UnitedHealth Group, Inc.	1,631,982

		3,208,512

Hotels, Restaurants & Leisure – 0.6%
11,100	Starbucks Corp.*	573,426

Household Durables – 0.4%
5,337	Harman International Industries, Inc.	434,218

Household Products – 1.9%
35,800	The Procter & Gamble Co.	1,888,450

Industrial Conglomerates – 4.2%
90,400	General Electric Co.	3,132,360
12,700	Reynolds American, Inc.(a)	1,000,760

		4,133,120

Insurance – 5.1%
867	Alleghany Corp.*	257,499
1,800	American National Insurance Co.	206,442
16,100	Loews Corp.	1,247,750
21,700	MBIA, Inc.	1,287,027
4,300	MetLife, Inc.	193,242
6,100	Nationwide Financial Services, Inc.	231,434
22,200	Prudential Financial, Inc.	1,457,652
2,300	Stewart Information Services Corp.	96,600

		4,977,646

Internet & Catalog Retail – 0.4%
14,700	Coldwater Creek, Inc.*	366,177

Internet Software & Services – 0.2%
2,800	J2 Global Communications*	96,432
8,800	United Online, Inc.	95,568

		192,000

IT Consulting & Services – 1.2%
27,000	Computer Sciences Corp.*	1,179,900

Leisure Equipment & Products – 0.3%
5,400	Polaris Industries, Inc.	291,600

Machinery – 0.5%
8,200	Applied Industrial Technologies, Inc.	264,778
5,175	Graco, Inc.	176,312

		441,090

Marine – 0.2%
3,700	Overseas Shipholding Group, Inc.	220,705

Media – 5.1%
8,632	Comcast Corp.*	265,003
8,200	Hearst-Argyle Television, Inc.	200,900
115,700	Liberty Media Corp. Series A*	1,178,983
56,000	The Walt Disney Co.	1,410,080
103,000	Time Warner, Inc.*	1,721,130
5,900	Viacom, Inc. Class B	188,918

		4,965,014

Metals & Mining – 0.3%
1,900	Southern Peru Copper Corp.	81,396
17,200	USEC, Inc.	251,808

		333,204

Multiline Retail – 1.5%
46,700	Dillard’s, Inc.	1,093,714
7,400	J. C. Penney Co., Inc.	389,092

		1,482,806

Oil & Gas – 7.6%
16,560	ConocoPhillips	952,034
26,200	Exxon Mobil Corp.	1,505,714
1,225	Kerr-McGee Corp.	93,480
17,600	Occidental Petroleum Corp.	1,353,968
11,100	Sunoco, Inc.	1,261,848
25,000	Tesoro Petroleum Corp.	1,163,000
12,800	Valero Energy Corp.	1,012,608

		7,342,652

Personal Products – 0.6%
2,400	Avon Products, Inc.	90,840
5,100	Mannatech, Inc.(a)	97,002
7,200	The Gillette Co.	364,536

		552,378

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Pharmaceuticals – 6.6%
53,200	Bristol Myers Squibb Co.	$1,328,936
39,600	Johnson & Johnson	2,574,000
89,640	Pfizer, Inc.	2,472,271

		6,375,207

Real Estate – 4.0%
30,300	American Home Mortgage Investment Corp.	1,059,288
2,700	Brookfield Homes Corp.	123,120
3,400	Cousins Properties, Inc.	100,572
37,300	Equity Office Properties Trust	1,234,630
7,100	Jones Lang LaSalle, Inc.*	314,033
7,500	New Century Financial Corp.	385,875
15,800	ProLogis Trust	635,792

		3,853,310

Road & Rail – 0.2%
6,600	GATX Corp.	227,700

Semiconductor Equipment & Products – 4.9%
24,400	Advanced Micro Devices, Inc.*	423,096
58,200	Freescale Semiconductor, Inc.*	1,222,782
51,981	Freescale Semiconductor, Inc. Class B*	1,100,958
60,300	Intel Corp.	1,571,418
14,500	Texas Instruments, Inc.	407,015

		4,725,269

Software – 2.7%
32,800	Autodesk, Inc.	1,127,336
20,100	Computer Associates International, Inc.	552,348
25,100	Microsoft Corp.	623,484
3,600	SS&C Technologies, Inc.	114,048
8,300	Symantec Corp.*	180,442

		2,597,658

Specialty Retail – 2.1%
32,200	AutoNation, Inc.*	660,744
69,642	Circuit City Stores, Inc.	1,204,110
2,900	The Children’s Place Retail Stores, Inc.*	135,343

		2,000,197

Wireless Telecommunication Services – 0.2%
1,900	Telephone & Data Systems, Inc.	77,539
3,300	United States Cellular Corp.*	164,802

		242,341

TOTAL COMMON STOCKS
(Cost $71,289,613)		$95,950,875

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Repurchase Agreement(b) – 0.6%

Joint Repurchase Agreement Account II
$600,000	3.41%	07/01/2005	$600,000
Maturity Value: $600,057
(Cost $600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $71,889,613)			$96,550,875

Shares	Description	Value
Securities Lending Collateral – 2.9%

2,795,325	Boston Global Investment Trust – Enhanced Portfolio	$2,795,325
(Cost $2,795,325)

TOTAL INVESTMENTS – 102.2%
(Cost $74,684,938)		$99,346,200

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on June 30, 2005.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2005, the following futures contracts were open as follows:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Market Value	Loss

S&P 500 Index	15	September 2005	$896,625	$(8,240)

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Investments (continued)
June 30, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $600,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,500,000,000	3.40%	07/01/2005	$1,500,141,667

Barclays Capital PLC	700,000,000	3.40	07/01/2005	700,066,111

Deutsche Bank Securities, Inc.	1,000,000,000	3.40	07/01/2005	1,000,094,444

Deutsche Bank Securities, Inc.	300,000,000	3.45	07/01/2005	300,028,750

Greenwich Capital Markets	400,000,000	3.43	07/01/2005	400,038,111

J.P. Morgan Securities, Inc.	400,000,000	3.41	07/01/2005	400,037,889

Morgan Stanley & Co.	1,000,500,000	3.40	07/01/2005	1,000,594,492

UBS Securities LLC	250,000,000	3.40	07/01/2005	250,023,611

Wachovia Capital Markets	250,000,000	3.40	07/01/2005	250,023,611

Westdeutsche Landesbank AG	500,000,000	3.43	07/01/2005	500,047,639

TOTAL	$6,300,500,000			$6,301,096,325

At June 30, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 2.50% to 6.70%, due 09/13/2005 to 06/15/2007; Federal Home Loan Bank, 4.37% to 5.49% due 12/22/2008 to 08/15/2011; Federal Home Loan Mortgage Association, 0.00% to 8.00%, due 07/06/2005 to 07/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 08/24/2005 to 07/01/2035 and Government National Mortgage Association, 5.50% to 6.50%, due 04/15/2032 to 06/15/2035.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments
June 30, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 97.7%

Diversified – 9.9%
417,167	Duke Realty Corp. (REIT)	$13,207,507
350,854	Liberty Property Trust (REIT)	15,546,341
404,961	Vornado Realty Trust (REIT)	32,558,864

		61,312,712

Hotels – 13.5%
265,795	Hilton Hotels Corp.	6,339,211
1,349,077	Host Marriott Corp. (REIT)	23,608,848
433,760	Innkeepers USA Trust (REIT)	6,480,374
443,144	Interstate Hotels & Resorts, Inc. (REIT)*	2,175,837
408,208	MeriStar Hospitality Corp. (REIT)*	3,510,589
716,878	Starwood Hotels & Resorts Worldwide, Inc.	41,987,544

		84,102,403

Industrial – 8.7%
369,875	AMB Property Corp. (REIT)	16,063,671
189,794	First Potomac Realty Trust (REIT)	4,706,891
821,535	ProLogis Trust (REIT)	33,058,569

		53,829,131

Office – 22.8%
125,584	Alexandria Real Estate Equities, Inc. (REIT)	9,224,145
359,194	Boston Properties, Inc. (REIT)	25,143,580
471,955	Brandywine Realty Trust (REIT)	14,465,421
688,415	Brookfield Properties Corp.	19,826,352
470,852	Equity Office Properties Trust (REIT)	15,585,201
162,076	Maguire Properties, Inc. (REIT)	4,593,234
285,231	Parkway Properties, Inc. (REIT)	14,264,402
172,790	Prentiss Properties Trust (REIT)	6,296,467
202,464	SL Green Realty Corp. (REIT)	13,058,928
936,435	Trizec Properties, Inc. (REIT)	19,262,468

		141,720,198

Other REIT – 4.1%
269,437	Cendant Corp.	6,027,306
216,885	Gramercy Capital Corp. (REIT)	5,305,007
143,131	iStar Financial, Inc. (REIT)	5,952,818
419,320	Spirit Finance Corp. (REIT)	4,927,010
38,696	St. Joe Co.	3,155,272

		25,367,413

Regional Malls – 13.4%
183,784	CBL & Associates Properties, Inc. (REIT)(a)	7,915,577
738,114	General Growth Properties, Inc. (REIT)	30,329,104
561,212	Simon Property Group, Inc. (REIT)	40,682,258
77,365	The Mills Corp. (REIT)	4,703,018

		83,629,957

Residential – 13.5%
113,518	Apartment Investment & Management Co. (REIT)	4,645,157
318,834	Archstone-Smith Trust (REIT)	12,313,369
218,976	AvalonBay Communities, Inc. (REIT)	17,693,261
82,291	BRE Properties, Inc. (REIT)	3,443,878
121,678	Camden Property Trust (REIT)	6,540,193
754,643	Equity Residential Properties Trust (REIT)	27,785,955
29,163	Essex Property Trust, Inc. (REIT)	2,422,279
394,303	United Dominion Realty Trust, Inc. (REIT)	9,482,987

		84,327,079

Self Storage – 0.5%
164,877	U-Store-It Trust (REIT)	3,140,907

Shopping Centers – 11.3%
302,886	Developers Diversified Realty Corp. (REIT)	13,920,641
443,580	Kimco Realty Corp. (REIT)	26,131,298
196,142	Kite Realty Group Trust (REIT)	2,942,130
239,856	Pan Pacific Retail Properties, Inc. (REIT)	15,921,641
200,455	Regency Centers Corp. (REIT)	11,466,026

		70,381,736

TOTAL COMMON STOCKS
(Cost $418,097,619)		$607,811,536

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Repurchase Agreement(b) – 2.5%

Joint Repurchase Agreement Account II
$15,800,000	3.41%	07/01/2005	$15,800,000
Maturity Value: $15,801,495
(Cost $15,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $433,897,619)			$623,611,536

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments (continued)
June 30, 2005 (Unaudited)

Shares	Description	Value
Securities Lending Collateral – 0.5%

3,395,000	Boston Global Investment Trust – Enhanced Portfolio	$3,395,000
(Cost $3,395,000)

TOTAL INVESTMENTS – 100.7%
(Cost $437,292,619)		$627,006,536

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on June 30, 2005.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $15,800,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,500,000,000	3.40%	07/01/2005	$1,500,141,667

Barclays Capital PLC	700,000,000	3.40	07/01/2005	700,066,111

Deutsche Bank Securities, Inc.	1,000,000,000	3.40	07/01/2005	1,000,094,444

Deutsche Bank Securities, Inc.	300,000,000	3.45	07/01/2005	300,028,750

Greenwich Capital Markets	400,000,000	3.43	07/01/2005	400,038,111

J.P. Morgan Securities, Inc.	400,000,000	3.41	07/01/2005	400,037,889

Morgan Stanley & Co.	1,000,500,000	3.40	07/01/2005	1,000,594,492

UBS Securities LLC	250,000,000	3.40	07/01/2005	250,023,611

Wachovia Capital Markets	250,000,000	3.40	07/01/2005	250,023,611

Westdeutsche Landesbank AG	500,000,000	3.43	07/01/2005	500,047,639

TOTAL	$6,300,500,000			$6,301,096,325

At June 30, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 2.50% to 6.70%, due 09/13/2005 to 06/15/2007; Federal Home Loan Bank, 4.37% to 5.49% due 12/22/2008 to 08/15/2011; Federal Home Loan Mortgage Association, 0.00% to 8.00%, due 07/06/2005 to 07/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 08/24/2005 to 07/01/2035 and Government National Mortgage Association, 5.50% to 6.50%, due 04/15/2032 to 06/15/2035.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SPECIALTY FUNDS

Statements of Assets and Liabilities
June 30, 2005 (Unaudited)

	Tollkeeper	CORE Tax-Managed	Real Estate
	Fund	Equity Fund	Securities Fund

Assets:

Investment in securities, at value (identified cost $333,344,894, $71,889,613 and $433,897,619, respectively)	$338,227,299	$96,550,875	$623,611,536
Securities lending collateral, at value	18,584,000	2,795,325	3,395,000
Cash(a)	76,339	290,136	203,512
Receivables:
Investment securities sold	3,997,737	—	1,878,071
Fund shares sold	132,001	353,774	2,276,635
Dividends and interest	71,607	130,708	2,336,842
Reimbursement from adviser	22,249	25,681	37,860
Variation margin	—	33,764	—
Securities lending income	3,520	1,764	10,086
Other assets	4,125	22,740	57,042

Total assets	361,118,877	100,204,767	633,806,584

Liabilities:

Payables:
Payable upon return of securities loaned	18,584,000	2,795,325	3,395,000
Fund shares repurchased	911,545	60,768	5,383,598
Investment securities purchased	1,860,672	—	1,754,902
Amounts owed to affiliates	529,038	117,679	657,372
Income distribution	—	—	183
Accrued expenses	218,175	69,076	86,964

Total liabilities	22,103,430	3,042,848	11,278,019

Net Assets:

Paid-in capital	1,748,082,443	117,471,087	409,811,692
Accumulated undistributed net investment income (loss)	(2,637,801)	34,664	259,891
Accumulated net realized gain (loss) on investment and futures related transactions	(1,411,311,600)	(44,996,854)	22,743,065
Net unrealized gain on investments and futures	4,882,405	24,653,022	189,713,917

NET ASSETS	$339,015,447	$97,161,919	$622,528,565

Net Assets:
Class A	$129,163,226	$43,676,840	$280,427,992
Class B	135,009,226	24,945,479	23,461,033
Class C	65,368,096	21,340,245	19,114,542
Institutional	9,357,740	6,673,633	295,019,770
Service	117,159	525,722	4,505,228

Shares Outstanding:
Class A	17,099,237	4,571,279	15,536,410
Class B	18,664,735	2,693,092	1,295,412
Class C	9,045,112	2,309,513	1,063,437
Institutional	1,209,635	687,184	16,296,467
Service	15,558	55,185	248,483

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	46,034,277	10,316,253	34,440,209

Net asset value, offering and redemption price per share:(b)
Class A	$7.55	$9.55	$18.05
Class B	7.23	9.26	18.11
Class C	7.23	9.24	17.97
Institutional	7.74	9.71	18.10
Service	7.53	9.53	18.13

(a)	Includes restricted cash of $192,000 for the CORE Tax-Managed Equity Fund relating to initial margin requirements on futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Tollkeeper, CORE Tax-Managed Equity and Real Estate Securities Funds is $7.99, $10.11 and $19.10, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS

Statements of Operations
For the Six Months Ended June 30, 2005 (Unaudited)

	Tollkeeper	CORE Tax-Managed	Real Estate
	Fund	Equity Fund	Securities Fund

Investment income:

Dividends(a)	$643,769	$734,223	$10,444,582
Interest (including securities lending income of $19,546, $5,927 and $18,716, respectively)	72,491	14,199	205,498

Total income	716,260	748,422	10,650,080

Expenses:

Management fees	1,779,630	336,587	2,804,674
Distribution and service fees(b)	1,221,544	282,490	528,596
Transfer agent fees(b)	330,561	83,652	339,117
Custody and accounting fees	56,196	55,917	67,903
Printing fees	50,203	44,712	46,658
Registration fees	18,146	19,850	48,752
Professional fees	19,157	18,661	21,545
Trustee fees	7,823	7,823	7,823
Service share fees	285	1,301	8,560
Other	117,871	38,149	51,116

Total expenses	3,601,416	889,142	3,924,744

Less — expense reductions	(156,167)	(175,384)	(233,670)

Net expenses	3,445,249	713,758	3,691,074

NET INVESTMENT INCOME (LOSS)	(2,728,989)	34,664	6,959,006

Realized and unrealized gain (loss) on investment and futures transactions:

Net realized gain (loss) from:
Investment transactions (including commissions recaptured of $32,289, $0 and $0, respectively)	21,573,025	161,704	10,942,684
Futures transactions	—	(230)	—
Net increase from payment by affiliates to reimburse certain security claims	—	5,247	—
Net change in unrealized gain (loss) on:
Investments	(37,217,930)	(354,728)	17,229,449
Futures	—	(9,362)	—

Net realized and unrealized gain (loss) on investment and futures transactions	(15,644,905)	(197,369)	28,172,133

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,373,894)	$(162,705)	$35,131,139

(a)	For the Real Estate Securities Fund foreign taxes withheld on dividends was $29,003.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Tollkeeper	$169,209	$708,895	$343,440	$128,599	$134,690	$65,254	$1,995	$23
CORE Tax-Managed Equity	50,867	126,067	105,556	38,659	23,953	20,056	880	104
Real Estate Securities	328,091	112,678	87,827	249,349	21,409	16,687	50,987	685

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SPECIALTY FUNDS

Statements of Changes in Net Assets

	Tollkeeper Fund		CORE Tax-Managed Equity Fund		Real Estate Securities Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	June 30, 2005	December 31,	June 30, 2005	December 31,	June 30, 2005	December 31,
	(Unaudited)	2004	(Unaudited)	2004	(Unaudited)	2004

From operations:

Net investment income (loss)	$(2,728,989)	$(4,216,311)	$34,664	$204,580	$6,959,006	$8,645,265
Net realized gain on investment and futures transactions	21,573,025	5,304,459	161,474	11,806,215	10,942,684	43,323,320
Net increase from payment by affiliates to reimburse certain security claims	—	—	5,247	—	—	—
Net change in unrealized gain (loss) on investments and futures	(37,217,930)	44,273,362	(364,090)	2,939,877	17,229,449	82,499,160

Net increase (decrease) in net assets resulting from operations	(18,373,894)	45,361,510	(162,705)	14,950,672	35,131,139	134,467,745

Distributions to shareholders:

From net investment income
Class A Shares	—	—	—	(169,561)	(3,177,270)	(4,852,231)
Class B Shares	—	—	—	—	(178,312)	(338,690)
Class C Shares	—	—	—	—	(146,361)	(250,233)
Institutional Shares	—	—	—	(33,549)	(3,701,119)	(4,545,880)
Service Shares	—	—	—	(830)	(44,388)	(23,086)
From net realized gain
Class A Shares	—	—	—	—	—	(15,772,480)
Class B Shares	—	—	—	—	—	(1,382,252)
Class C Shares	—	—	—	—	—	(1,047,981)
Institutional Shares	—	—	—	—	—	(13,057,228)
Service Shares	—	—	—	—	—	(134,542)

Total distributions to shareholders	—	—	—	(203,940)	(7,247,450)	(41,404,603)

From share transactions:

Proceeds from sales of shares	13,319,025	33,998,390	12,362,086	11,521,289	147,451,820	226,262,842
Reinvestment of dividends and distributions	—	—	—	165,474	6,295,046	35,553,925
Cost of shares repurchased	(68,164,677)	(157,851,288)	(9,728,842)	(20,597,534)	(114,858,296)	(147,265,494)

Net increase (decrease) in net assets resulting from share transactions	(54,845,652)	(123,852,898)	2,633,244	(8,910,771)	38,888,570	114,551,273

TOTAL INCREASE (DECREASE)	(73,219,546)	(78,491,388)	2,470,539	5,835,961	66,772,259	207,614,415

Net assets:

Beginning of period	412,234,993	490,726,381	94,691,380	88,855,419	555,756,306	348,141,891

End of period	$339,015,447	$412,234,993	$97,161,919	$94,691,380	$622,528,565	$555,756,306

Accumulated undistributed net investment income (loss)	$(2,637,801)	$91,188	$34,664	$—	$259,891	$548,335

28     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS

Notes to Financial Statements
June 30, 2005 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Tollkeeper Fund, Goldman Sachs CORESM Tax-Managed Equity Fund and Goldman Sachs Real Estate Securities Fund (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.
     The Real Estate Securities Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly for the Real Estate Securities Fund and annually for the Tollkeeper and CORESM Tax-Managed Equity Funds. Capital gains distributions, if any, are declared and paid annually for all Funds.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains or from paid-in capital.
     In addition, distributions paid by the Real Estate Securities Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Real Estate Securities Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro-rata basis depending upon the nature of the expense.

 GOLDMAN SACHS SPECIALTY FUNDS

Notes to Financial Statements (continued)

June 30, 2005 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

F. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

H. Commission Recapture — The Tollkeeper Fund may direct portfolio trades, subject to obtaining best price and execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Tollkeeper Fund as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under this Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets. Effective April 29, 2005, GSAM reduced the contractual Management Fee for the CORE Tax-Managed Equity Fund from 0.75% of the Fund’s average daily net assets to the contractual rate listed below. Prior to April 29, 2005, GSAM had voluntarily waived a

GOLDMAN SACHS SPECIALTY FUNDS

3. AGREEMENTS (continued)

portion of its Management Fee for the CORE Tax-Managed Equity Fund equal to 0.05% of the Fund’s average daily net assets.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees, and Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursement, if any.
     For the six months ended June 30, 2005, the Funds’ Management Fees and Other Expense limitations as an annual percentage rate of average daily net assets are as follows:

		Other
		Expense
Fund	Management Fee	Limit

Tollkeeper	1.00%	0.064%

CORE Tax-Managed Equity	0.70	0.054

Real Estate Securities	1.00	0.004

     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Funds which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM will implement the fee reduction commitment on a voluntary basis and waive a portion of each Fund’s Management Fees to achieve the following annual rates:

		CORE Tax-Managed	Real Estate
Asset level	Tollkeeper	Equity	Securities

Up to $1 billion	1.00%	0.70%	1.00%

Next $1 billion	0.90	0.63	0.90

Over $2 billion	0.86	0.60	0.86

     The Trust, on behalf each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended June 30, 2005, Goldman Sachs advised the Funds that it retained approximately the following amounts:

		Contingent Deferred Sales Charge
	Sales Load
Fund	Class A	Class B	Class C

Tollkeeper	$8,300	$800	$100

CORE Tax-Managed Equity	13,600	100	—

Real Estate Securities	46,300	100	100

 GOLDMAN SACHS SPECIALTY FUNDS

Notes to Financial Statements (continued)

June 30, 2005 (Unaudited)

3. AGREEMENTS (continued)
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan (the “Plans”). These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations in an amount up to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net asset of the Service Shares.
     For the six months ended June 30, 2005, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Management Fee	Other Expense	Custody	Total Expense
Fund	Waiver	Reimbursement	Fee Reduction	Reductions

Tollkeeper	$—	$155	$1	$156

CORE Tax-Managed Equity	15	159	1	175

Real Estate Securities	—	233	1	234

     At June 30, 2005, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Tollkeeper	$283	$194	$52	$529

CORE Tax-Managed Equity	56	48	14	118

Real Estate Securities	507	91	59	657

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities from long-term securities for the six months ended June 30, 2005, were as follows:

Fund	Purchases	Sales and Maturities

Tollkeeper	$68,842,289	$133,970,007

CORE Tax-Managed Equity	39,039,727	36,724,905

Real Estate Securities	87,774,083	47,302,922

     For the six months ended June 30, 2005, Goldman Sachs earned approximately $9,500, $600 and $15,600 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Tollkeeper, CORE Tax-Managed Equity and Real Estate Securities Funds, respectively.
     During the six months ended June 30, 2005, GSAM has voluntarily agreed to reimburse the CORE Tax-Managed Equity Fund approximately $5,200 for certain class action settlements in which the Fund was eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Funds’ security lending procedures,

GOLDMAN SACHS SPECIALTY FUNDS

5. SECURITIES LENDING (continued)

the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Funds bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2005, are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of or for the six months ended June 30, 2005:

			Earnings of BGA	Earnings Received	Amount Payable to
	Market Value of	Cash Collateral	Relating to Securities	From Lending to	Goldman Sachs
	Securities on loan	Received for Loans	Loaned for the	Goldman Sachs for the	Upon Return of
	as of	Outstanding as of	Six Months Ended	Six Months Ended	Securities Loaned as of
Fund	June 30, 2005	June 30, 2005	June 30, 2005	June 30, 2005	June 30, 2005

Tollkeeper	$18,561,340	$18,584,000	$3,449	$1,350	$—

CORE Tax-Managed Equity	2,730,737	2,795,325	1,046	1,179	—

Real Estate Securities	3,342,232	3,395,000	3,303	—	—

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the six months ended June 30, 2005, the Funds did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2004, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows. Expiration occurs on December 31 of the year indicated.

		CORE Tax-
		Managed	Real Estate
	Tollkeeper Fund	Equity Fund	Securities Fund

Capital loss carryforward:
Expiring 2009	$(812,803,859)	$(24,203,867)	$—
Expiring 2010	(476,361,177)	(20,748,975)	—
Expiring 2011	(137,998,151)	(209,608)	—
Expiring 2012	(1,145,651)	—	—

Total capital loss carryforward	(1,428,308,838)	(45,162,450)	—

Timing differences (post October loss)	$(413,420)	$—	$457,785

 GOLDMAN SACHS SPECIALTY FUNDS

Notes to Financial Statements (continued)

June 30, 2005 (Unaudited)

7. ADDITIONAL TAX INFORMATION (continued)
     At June 30, 2005, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		CORE Tax-Managed	Real Estate
	Tollkeeper Fund	Equity Fund	Securities Fund

Tax Cost	$356,000,073	$74,684,941	$437,999,864

Gross unrealized gain	52,808,835	25,312,873	189,006,672
Gross unrealized loss	(51,997,609)	(651,614)	—

Net unrealized security gain	$811,226	$24,661,259	$189,006,672

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, recognition of gains on appreciated stock for tax purposes and return of capital distributions from underlying investments.

8. OTHER MATTERS

As of June 30, 2005, Goldman Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 16% of the outstanding shares of the Real Estate Securities Fund.

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that Goldman Sachs Funds paid excessive and improper advisory fees to GSAM and GSAMI. The consolidated and amended complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The consolidated and amended complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. In addition, in March 2005 Jeanne and Don Masden filed a purported class action lawsuit in the United States District Court for the Southern District of New York against GSG, GSAM, Goldman Sachs, the Trustees of the Trust, the GS Trust, and certain related parties. The lawsuit amends a previously-filed complaint, and alleges breaches of fiduciary duties and duties of care owed under federal and state law resulting from a failure to ensure that equity securities held by the Goldman Sachs Funds participated in class action settlements for which they were eligible. Plaintiffs seek compensatory damages, disgorgement of the fees paid to the investment advisers and punitive damages. Based on currently available information, GSAM and GSAMI believes that the likelihood that the purported class action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

GOLDMAN SACHS SPECIALTY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Tollkeeper Fund

	For the Six Months Ended		For the Year Ended
	June 30, 2005 (Unaudited)		December 31, 2004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,442,031	$10,654,520	3,791,149	$26,708,126
Shares converted from Class B(a)	63,083	468,528	10,714	77,615
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(4,496,485)	(33,272,098)	(9,591,841)	(67,501,920)

	(2,991,371)	(22,149,050)	(5,789,978)	(40,716,179)

Class B Shares
Shares sold	154,265	1,094,782	315,608	2,175,857
Shares converted to Class A(a)	(65,841)	(468,528)	(11,131)	(77,615)
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(3,042,526)	(21,587,312)	(6,679,013)	(45,462,651)

	(2,954,102)	(20,961,058)	(6,374,536)	(43,364,409)

Class C Shares
Shares sold	173,892	1,235,139	381,690	2,599,057
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(1,613,412)	(11,439,323)	(3,620,229)	(24,657,529)

	(1,439,520)	(10,204,184)	(3,238,539)	(22,058,472)

Institutional Shares
Shares sold	44,018	330,174	285,519	2,062,277
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(242,367)	(1,862,711)	(2,771,284)	(19,831,439)

	(198,349)	(1,532,537)	(2,485,765)	(17,769,162)

Service Shares
Shares sold	599	4,410	59,101	411,793
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(447)	(3,233)	(50,577)	(356,469)

	152	1,177	8,524	55,324

NET DECREASE	(7,583,190)	$(54,845,652)	(17,880,294)	$(123,852,898)

(a)	Class B Shares will automatically convert into Class A at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

 GOLDMAN SACHS SPECIALTY FUNDS

Notes to Financial Statements (continued)

June 30, 2005 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	CORE Tax-Managed Equity Fund

	For the Six Months Ended		For the Year Ended
	June 30, 2005 (Unaudited)		December 31, 2004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	806,869	$7,477,379	684,187	$6,057,105
Shares converted from Class B(a)	—	—	10,986	102,852
Reinvestment of dividends and distributions	—	—	16,537	154,125
Shares repurchased	(433,300)	(4,026,344)	(920,988)	(7,997,534)

	373,569	3,451,035	(209,278)	(1,683,452)

Class B Shares
Shares sold	48,989	440,680	124,580	1,043,585
Shares converted to Class A(a)	—	—	(11,287)	(102,852)
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(302,262)	(2,723,850)	(545,209)	(4,542,347)

	(253,273)	(2,283,170)	(431,916)	(3,601,614)

Class C Shares
Shares sold	140,399	1,260,951	233,592	1,953,407
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(248,366)	(2,243,419)	(713,418)	(5,940,072)

	(107,967)	(982,468)	(479,826)	(3,986,665)

Institutional Shares
Shares sold	333,322	3,183,076	281,892	2,455,088
Reinvestment of dividends and distributions	—	—	1,200	11,349
Shares repurchased	(76,908)	(709,189)	(195,196)	(1,688,596)

	256,414	2,473,887	87,896	777,841

Service Shares
Shares sold	—	—	1	9
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(2,829)	(26,040)	(48,244)	(416,890)

	(2,829)	(26,040)	(48,243)	(416,881)

NET INCREASE (DECREASE)	265,914	$2,633,244	(1,081,367)	$(8,910,771)

(a)	Class B Shares will automatically convert into Class A at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIALTY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Real Estate Securities Fund

	For the Six Months Ended		For the Year Ended
	June 30, 2005 (Unaudited)		December 31, 2004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,383,567	$56,663,943	7,104,763	$107,371,884
Shares converted from Class B(a)	2,708	44,797	660	10,210
Reinvestment of dividends and distributions	161,185	2,743,502	1,083,933	17,676,261
Shares repurchased	(4,084,895)	(67,677,380)	(5,644,763)	(83,721,355)

	(537,435)	(8,225,138)	2,544,593	41,337,000

Class B Shares
Shares sold	111,014	1,889,388	320,152	4,901,517
Shares converted to Class A(a)	(2,703)	(44,797)	(660)	(10,210)
Reinvestment of dividends and distributions	8,487	145,144	87,357	1,435,131
Shares repurchased	(231,274)	(3,898,429)	(401,987)	(6,020,146)

	(114,476)	(1,908,694)	4,862	306,292

Class C Shares
Shares sold	121,773	2,048,000	256,415	3,859,628
Reinvestment of dividends and distributions	6,753	114,717	65,612	1,070,049
Shares repurchased	(134,322)	(2,239,354)	(237,177)	(3,563,578)

	(5,796)	(76,637)	84,850	1,366,099

Institutional Shares
Shares sold	5,082,441	84,331,635	7,084,204	107,671,204
Reinvestment of dividends and distributions	191,287	3,280,258	937,796	15,331,660
Shares repurchased	(2,388,140)	(40,251,318)	(3,556,609)	(53,530,569)

	2,885,588	47,360,575	4,465,391	69,472,295

Service Shares
Shares sold	151,332	2,518,854	158,074	2,451,706
Reinvestment of dividends and distributions	663	11,425	2,470	40,824
Shares repurchased	(47,205)	(791,815)	(26,079)	(422,943)

	104,790	1,738,464	134,465	2,069,587

NET INCREASE	2,332,671	$38,888,570	7,234,161	$114,551,273

(a)	Class B Shares will automatically convert into Class A at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

 GOLDMAN SACHS TOLLKEEPER FUNDSM

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
	Net asset				Distributions	Net asset
	value,	Net	Net realized	Total from	to shareholders	value,
	beginning	investment	and unrealized	investment	from net	end of	Total
Year - Share Class	of period	loss(a)	gain (loss)	operations	realized gains	period	return(b)

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2005 - A	$7.87	$(0.04)	$(0.28)	$(0.32)	$—	$7.55	(4.07)%
2005 - B	7.56	(0.06)	(0.27)	(0.33)	—	7.23	(4.37)
2005 - C	7.55	(0.06)	(0.26)	(0.32)	—	7.23	(4.24)
2005 - Institutional	8.04	(0.03)	(0.27)	(0.30)	—	7.74	(3.73)
2005 - Service	7.85	(0.04)	(0.28)	(0.32)	—	7.53	(4.08)
FOR THE YEARS ENDED DECEMBER 31,

2004 - A	6.99	(0.04)	0.92	0.88	—	7.87	12.59
2004 - B	6.77	(0.09)	0.88	0.79	—	7.56	11.67
2004 - C	6.76	(0.09)	0.88	0.79	—	7.55	11.69
2004 - Institutional	7.11	(0.02)	0.95	0.93	—	8.04	13.08
2004 - Service	6.96	(0.04)	0.93	0.89	—	7.85	12.79

2003 - A	4.80	(0.08)	2.27	2.19	—	6.99	45.63
2003 - B	4.68	(0.12)	2.21	2.09	—	6.77	44.66
2003 - C	4.67	(0.12)	2.21	2.09	—	6.76	44.75
2003 - Institutional	4.86	(0.05)	2.30	2.25	—	7.11	46.30
2003 - Service	4.78	(0.08)	2.26	2.18	—	6.96	45.61

2002 - A	7.91	(0.08)	(3.03)	(3.11)	—	4.80	(39.32)
2002 - B	7.77	(0.12)	(2.97)	(3.09)	—	4.68	(39.77)
2002 - C	7.77	(0.12)	(2.98)	(3.10)	—	4.67	(39.90)
2002 - Institutional	7.98	(0.06)	(3.06)	(3.12)	—	4.86	(39.10)
2002 - Service	7.89	(0.09)	(3.02)	(3.11)	—	4.78	(39.42)

2001 - A	11.90	(0.13)	(3.86)	(3.99)	—	7.91	(33.53)
2001 - B	11.79	(0.20)	(3.82)	(4.02)	—	7.77	(34.10)
2001 - C	11.78	(0.20)	(3.81)	(4.01)	—	7.77	(34.04)
2001 - Institutional	11.97	(0.09)	(3.90)	(3.99)	—	7.98	(33.33)
2001 - Service	11.88	(0.13)	(3.86)	(3.99)	—	7.89	(33.59)

2000 - A	19.25	(0.20)	(6.94)	(7.14)	(0.21)	11.90	(37.24)
2000 - B	19.20	(0.33)	(6.87)	(7.20)	(0.21)	11.79	(37.65)
2000 - C	19.19	(0.33)	(6.87)	(7.20)	(0.21)	11.78	(37.67)
2000 - Institutional	19.25	(0.13)	(6.94)	(7.07)	(0.21)	11.97	(36.88)
2000 - Service	19.23	(0.21)	(6.93)	(7.14)	(0.21)	11.88	(37.28)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than a full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUNDSM

					Ratios assuming no
					expense reductions

Net assets,			Ratio of				Ratio of
end of	Ratio of net		net investment		Ratio of total		net investment		Portfolio
period	expenses to		loss to		expenses to		loss to		turnover
(in 000s)	average net assets		average net assets		average net assets		average net assets		rate

$129,163	1.50	%(c)	(1.10	)%(c)	1.59	%(c)	(1.19	)%(c)	19%
135,009	2.25	(c)	(1.85	)(c)	2.34	(c)	(1.94	)(c)	19
65,368	2.25	(c)	(1.85	)(c)	2.34	(c)	(1.94	)(c)	19
9,358	1.10	(c)	(0.70	)(c)	1.19	(c)	(0.79	)(c)	19
117	1.60	(c)	(1.20	)(c)	1.69	(c)	(1.29	)(c)	19

158,079	1.50		(0.55)		1.56		(0.61)		37
163,502	2.25		(1.31)		2.31		(1.37)		37
79,210	2.25		(1.31)		2.31		(1.37)		37
11,323	1.10		(0.31)		1.16		(0.37)		37
121	1.60		(0.57)		1.66		(0.63)		37

180,819	1.50		(1.30)		1.55		(1.35)		27
189,420	2.25		(2.04)		2.30		(2.09)		27
92,752	2.25		(2.04)		2.30		(2.09)		27
27,687	1.10		(0.89)		1.15		(0.94)		27
48	1.60		(1.39)		1.65		(1.44)		27

147,055	1.51		(1.46)		1.56		(1.51)		28
154,251	2.26		(2.21)		2.31		(2.26)		28
74,765	2.26		(2.21)		2.31		(2.26)		28
15,920	1.11		(1.06)		1.16		(1.11)		28
74	1.61		(1.56)		1.66		(1.61)		28

325,639	1.50		(1.37)		1.50		(1.37)		24
345,170	2.25		(2.12)		2.25		(2.12)		24
173,860	2.25		(2.12)		2.25		(2.12)		24
56,030	1.10		(0.97)		1.10		(0.97)		24
309	1.60		(1.40)		1.60		(1.40)		24

664,994	1.50		(1.13)		1.50		(1.13)		82
621,790	2.25		(1.88)		2.25		(1.88)		82
339,431	2.25		(1.88)		2.25		(1.88)		82
104,631	1.10		(0.74)		1.10		(0.74)		82
566	1.60		(1.29)		1.60		(1.29)		82

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset	Net			to shareholders
	value,	investment	Net realized	Total from	from net	Net asset
	beginning	income	and unrealized	investment	investment	value, end	Total
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	of period	return(b)

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2005 - A	$9.56	$0.02	$(0.03)	$(0.01)	$—	$9.55	(0.10)%
2005 - B	9.30	(0.01)	(0.03)	(0.04)	—	9.26	(0.43)
2005 - C	9.28	(0.01)	(0.03)	(0.04)	—	9.24	(0.43)
2005 - Institutional	9.70	0.04	(0.03)	0.01	—	9.71	0.10
2005 - Service	9.54	0.02	(0.03)	(0.01)	—	9.53	(0.10)
FOR THE YEARS ENDED DECEMBER 31,

2004 - A	8.09	0.06	1.45	1.51	(0.04)	9.56	18.69
2004 - B	7.90	(0.01)	1.41	1.40	—	9.30	17.72
2004 - C	7.88	(0.01)	1.41	1.40	—	9.28	17.77
2004 - Institutional	8.21	0.10	1.47	1.57	(0.08)	9.70	19.10
2004 - Service	8.06	0.05	1.44	1.49	(0.01)	9.54	18.54

2003 - A	6.27	0.02	1.80	1.82	—	8.09	29.03
2003 - B	6.16	(0.03)	1.77	1.74	—	7.90	28.25
2003 - C	6.15	(0.03)	1.76	1.73	—	7.88	28.13
2003 - Institutional	6.33	0.05	1.83	1.88	—	8.21	29.70
2003 - Service	6.24	0.01	1.81	1.82	—	8.06	29.17

2002 - A	7.92	0.01	(1.66)	(1.65)	—	6.27	(20.83)
2002 - B	7.84	(0.04)	(1.64)	(1.68)	—	6.16	(21.43)
2002 - C	7.82	(0.04)	(1.63)	(1.67)	—	6.15	(21.36)
2002 - Institutional	7.96	0.04	(1.67)	(1.63)	—	6.33	(20.48)
2002 - Service	7.90	— (d)	(1.66)	(1.66)	—	6.24	(21.01)

2001 - A	8.93	— (d)	(0.99)	(0.99)	(0.02)	7.92	(11.03)
2001 - B	8.89	(0.06)	(0.99)	(1.05)	—	7.84	(11.78)
2001 - C	8.88	(0.06)	(0.99)	(1.05)	(0.01)	7.82	(11.85)
2001 - Institutional	8.96	0.03	(1.00)	(0.97)	(0.03)	7.96	(10.78)
2001 - Service	8.93	(0.01)	(0.99)	(1.00)	(0.03)	7.90	(11.15)
FOR THE PERIOD ENDED DECEMBER 31,

2000 - A (commenced April 3)	10.00	0.04	(1.11)	(1.07)	—	8.93	(10.70)
2000 - B (commenced April 3)	10.00	— (d)	(1.11)	(1.11)	—	8.89	(11.10)
2000 - C (commenced April 3)	10.00	— (d)	(1.12)	(1.12)	—	8.88	(11.20)
2000 - Institutional (commenced April 3)	10.00	0.13	(1.17)	(1.04)	—	8.96	(10.40)
2000 - Service (commenced April 3)	10.00	0.06	(1.13)	(1.07)	—	8.93	(10.70)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than a full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

					Ratios assuming no
					expense reductions

Net			Ratio of				Ratio of
assets,	Ratio of		net investment		Ratio of total		net investment
end of	net expenses		income (loss)		expenses to		income (loss)		Portfolio
period	to average		to average		average		to average		turnover
(in 000s)	net assets		net assets		net assets		net assets		rate

$43,677	1.19	%(c)	0.44	%(c)	1.57	%(c)	0.06	%(c)	40%
24,945	1.94	(c)	(0.32	)(c)	2.32	(c)	(0.70	)(c)	40
21,340	1.94	(c)	(0.32	)(c)	2.32	(c)	(0.70	)(c)	40
6,674	0.79	(c)	0.87	(c)	1.17	(c)	0.49	(c)	40
526	1.29	(c)	0.33	(c)	1.67	(c)	(0.05	)(c)	40

40,125	1.21		0.64		1.57		0.28		102
27,405	1.96		(0.12)		2.32		(0.48)		102
22,431	1.96		(0.12)		2.32		(0.48)		102
4,177	0.81		1.16		1.17		0.80		102
553	1.31		0.50		1.67		0.14		102

35,664	1.25		0.25		1.57		(0.07)		73
26,689	2.00		(0.50)		2.32		(0.82)		73
22,832	2.00		(0.50)		2.32		(0.82)		73
2,814	0.85		0.65		1.17		0.33		73
856	1.35		0.15		1.67		(0.17)		73

38,013	1.26		0.11		1.48		(0.11)		81
24,066	2.01		(0.64)		2.23		(0.86)		81
21,711	2.01		(0.64)		2.23		(0.86)		81
5,863	0.86		0.52		1.08		0.30		81
729	1.36		0.03		1.58		(0.19)		81

62,896	1.24		—		1.45		(0.20)		102
37,711	1.99		(0.74)		2.20		(0.95)		102
33,089	1.99		(0.74)		2.20		(0.95)		102
9,933	0.84		0.42		1.05		0.21		102
723	1.34		(0.09)		1.55		(0.30)		102

64,396	1.24	(c)	0.63	(c)	2.03	(c)	(0.16	)(c)	77
34,538	1.99	(c)	(0.03	)(c)	2.78	(c)	(0.82	)(c)	77
25,640	1.99	(c)	(0.05	)(c)	2.78	(c)	(0.84	)(c)	77
11,787	0.84	(c)	1.87	(c)	1.63	(c)	1.08	(c)	77
533	1.34	(c)	0.94	(c)	2.13	(c)	0.15	(c)	77

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net	From tax
	beginning	investment	and unrealized	investment	investment	realized	return of	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2005 - A	$17.29	$0.19	$0.77	$0.96	$(0.20)	$—	$—	$(0.20)
2005 - B	17.34	0.13	0.78	0.91	(0.14)	—	—	(0.14)
2005 - C	17.22	0.13	0.76	0.89	(0.14)	—	—	(0.14)
2005 - Institutional	17.34	0.23	0.76	0.99	(0.23)	—	—	(0.23)
2005 - Service	17.37	0.20	0.76	0.96	(0.20)	—	—	(0.20)
FOR THE YEARS ENDED DECEMBER 31,

2004 - A	13.98	0.29	4.39	4.68	(0.34)	(1.03)	—	(1.37)
2004 - B	14.04	0.17	4.40	4.57	(0.24)	(1.03)	—	(1.27)
2004 - C	13.95	0.17	4.38	4.55	(0.25)	(1.03)	—	(1.28)
2004 - Institutional	14.02	0.35	4.40	4.75	(0.40)	(1.03)	—	(1.43)
2004 - Service	14.05	0.33	4.35	4.68	(0.33)	(1.03)	—	(1.36)

2003 - A	10.53	0.41	3.63	4.04	(0.43)	(0.16)	—	(0.59)
2003 - B	10.57	0.31	3.66	3.97	(0.34)	(0.16)	—	(0.50)
2003 - C	10.51	0.31	3.63	3.94	(0.34)	(0.16)	—	(0.50)
2003 - Institutional	10.55	0.46	3.65	4.11	(0.48)	(0.16)	—	(0.64)
2003 - Service	10.57	0.47	3.59	4.06	(0.42)	(0.16)	—	(0.58)

2002 - A	10.85	0.46	(0.14)	0.32	(0.31)	(0.27)	(0.06)	(0.64)
2002 - B	10.90	0.40	(0.16)	0.24	(0.24)	(0.27)	(0.06)	(0.57)
2002 - C	10.84	0.39	(0.16)	0.23	(0.23)	(0.27)	(0.06)	(0.56)
2002 - Institutional	10.87	0.51	(0.14)	0.37	(0.36)	(0.27)	(0.06)	(0.69)
2002 - Service	10.90	0.42	(0.11)	0.31	(0.31)	(0.27)	(0.06)	(0.64)

2001 - A	11.00	0.37	0.34	0.71	(0.39)	(0.47)	—	(0.86)
2001 - B	11.05	0.30	0.34	0.64	(0.32)	(0.47)	—	(0.79)
2001 - C	10.98	0.30	0.35	0.65	(0.32)	(0.47)	—	(0.79)
2001 - Institutional	11.03	0.41	0.34	0.75	(0.44)	(0.47)	—	(0.91)
2001 - Service	11.04	0.37	0.34	0.71	(0.38)	(0.47)	—	(0.85)

2000 - A	8.68	0.44	2.28	2.72	(0.36)	—	(0.04)	(0.40)
2000 - B	8.73	0.40	2.27	2.67	(0.31)	—	(0.04)	(0.35)
2000 - C	8.66	0.39	2.27	2.66	(0.30)	—	(0.04)	(0.34)
2000 - Institutional	8.69	0.48	2.30	2.78	(0.40)	—	(0.04)	(0.44)
2000 - Service	8.69	0.44	2.30	2.74	(0.35)	—	(0.04)	(0.39)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than a full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of		Ratio of		Ratio of
		Net assets,	Ratio of		net investment		total		net investment
Net asset		end of	net expenses		income		expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$18.05	5.63%	$280,428	1.44	%(c)	2.33	%(c)	1.52	%(c)	2.25	%(c)	9%
18.11	5.27	23,461	2.19	(c)	1.54	(c)	2.27	(c)	1.46	(c)	9
17.97	5.21	19,115	2.19	(c)	1.56	(c)	2.27	(c)	1.48	(c)	9
18.10	5.82	295,020	1.04	(c)	2.79	(c)	1.12	(c)	2.71	(c)	9
18.13	5.57	4,505	1.54	(c)	2.37	(c)	1.62	(c)	2.29	(c)	9

17.29	34.28	277,873	1.44		1.92		1.62		1.74		30
17.34	33.24	24,452	2.19		1.12		2.28		1.03		30
17.22	33.26	18,410	2.19		1.13		2.28		1.04		30
17.34	34.76	232,525	1.04		2.34		1.13		2.25		30
17.37	34.15	2,496	1.54		2.19		1.63		2.10		30

13.98	39.25	189,164	1.44		3.37		1.81		3.00		17
14.04	38.27	19,728	2.19		2.58		2.31		2.46		17
13.95	38.24	13,732	2.19		2.62		2.31		2.50		17
14.02	39.90	125,388	1.04		3.81		1.16		3.69		17
14.05	39.24	130	1.54		3.78		1.66		3.66		17

10.53	2.91	123,487	1.45		4.08		1.84		3.69		37
10.57	2.12	14,256	2.20		3.61		2.34		3.47		37
10.51	2.11	9,072	2.20		3.56		2.34		3.42		37
10.55	3.31	76,792	1.05		4.53		1.19		4.39		37
10.57	2.78	30	1.55		3.97		1.69		3.83		37

10.85	6.75	144,286	1.44		3.36		1.83		2.97		50
10.90	5.98	7,559	2.19		2.71		2.33		2.57		50
10.84	6.13	5,594	2.19		2.74		2.33		2.60		50
10.87	7.16	74,923	1.04		3.75		1.18		3.61		50
10.90	6.83	2	1.54		3.32		1.68		3.18		50

11.00	31.86	122,964	1.44		4.43		1.99		3.88		49
11.05	31.04	5,355	2.19		3.93		2.49		3.63		49
10.98	31.14	2,991	2.19		3.90		2.49		3.60		49
11.03	32.45	74,125	1.04		4.89		1.34		4.59		49
11.04	31.99	2	1.34		4.46		1.84		4.16		49

 GOLDMAN SACHS SPECIALTY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Funds’ management fee arrangements; (b) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (c) the Investment Adviser’s potential economies of scale and a proposal to implement breakpoints for the fees payable by the Funds under the Management Agreement; (d) the relative expense levels of the Funds; (e) the Investment Adviser’s profitability with respect to the Trust and the Funds; (f) the quality of the services provided to the Funds; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Annual Contract Meeting the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the Funds’ investment performance; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution and other services; (h) the fees charged by the Investment Adviser to other types of clients; (i) the terms of the Management Agreement; (j) the administrative services provided under the Management Agreement, including the oversight by the Investment Adviser of the Funds’ other service providers; and (k) the Investment Adviser’s brokerage policies, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Funds, the Funds’ expense trends over time, and the proposed breakpoints in the contractual fee rates under the Management Agreement.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding

GOLDMAN SACHS SPECIALTY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended separate sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, and the Investment Adviser’s receipt of research services in connection with those transactions. Information was also provided to the Trustees relating to revenue sharing by the Investment Adviser, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.

     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of Funds’ portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on the Funds’ investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective risk profiles. The Trustees believed that the Funds were providing competitive performance for long-term investors. In this connection, the Trustees considered, in particular, the respective market sectors in which the Tollkeeper Fund and the Real Estate Securities Fund invest.
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, information on the services rendered by the Investment Adviser to the Funds, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the

 GOLDMAN SACHS SPECIALTY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

comparisons of the Funds’ fee rates and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Funds.

     More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to a category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ total expense ratios (excluding certain expenses) to specified levels.
     The Board of Trustees also considered the reduction in the contractual fee rate payable by the CORE Tax-Managed Equity Fund under the Management Agreement that was approved by the Trustees in June 2004, and the additional reduction in the contractual fee rates under the Management Agreement for each of the Funds that was proposed for approval at the Annual Contract Meeting. At the Annual Contract Review Meeting, the Board approved the implementation of breakpoints in the Funds’ contractual management fee rates at the following annual percentages of the average daily net assets of the respective Funds:

	Tollkeeper	CORE Tax-Managed	Real Estate
	Fund	Equity Fund	Securities Fund

Up to $1 billion	1.00%	0.70%	1.00%

Next $1 billion	0.90	0.63	0.90

Over $2 billion	0.86	0.60	0.86

     The new breakpoints were implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.

     In approving these new fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement

GOLDMAN SACHS SPECIALTY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

of brokerage transactions for the Funds. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.

     After deliberation, the Trustees concluded that the management fees paid by the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS SPECIALTY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2005

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Tollkeeper Fund				CORE Tax-Managed Equity Fund				Real Estate Securities Fund

				Expenses Paid				Expense				Expenses Paid
	Beginning	Ending		for the	Beginning	Ending		Paid for the	Beginning	Ending		for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account	Account Value		6 months ended
Share Class	1/1/05	6/30/05		6/30/05*	1/1/05	6/30/05		6/30/05*	Value 1/1/05	6/30/05		6/30/05*

Class A
Actual	$1,000.00	$959.30		$7.30	$1,000.00	$999.00		$5.92	$1,000.00	$1,056.30		$7.36
Hypothetical 5% return	1,000.00	1,017.34	+	7.52	1,000.00	1,018.88	+	5.97	1,000.00	1,017.64	+	7.22

Class B
Actual	1,000.00	956.30		10.93	1,000.00	995.70		9.61	1,000.00	1,052.70		11.16
Hypothetical 5% return	1,000.00	1,013.62	+	11.25	1,000.00	1,015.16	+	9.71	1,000.00	1,013.92	+	10.95

Class C
Actual	1,000.00	957.60		10.94	1,000.00	995.70		9.61	1,000.00	1,052.10		11.16
Hypothetical 5% return	1,000.00	1,013.62	+	11.25	1,000.00	1,015.16	+	9.71	1,000.00	1,013.92	+	10.95

Institutional
Actual	1,000.00	962.70		5.37	1,000.00	1,001.00		3.92	1,000.00	1,058.20		5.33
Hypothetical 5% return	1,000.00	1,019.32	+	5.53	1,000.00	1,020.88	+	3.96	1,000.00	1,019.62	+	5.23

Service
Actual	1,000.00	959.20		7.77	1,000.00	999.00		6.41	1,000.00	1,055.70		7.85
Hypothetical 5% return	1,000.00	1,016.86	+	8.00	1,000.00	1,018.38	+	6.47	1,000.00	1,017.16	+	7.70

*	Expenses for each share class are calculated using each Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Tollkeeper	1.50%	2.25%	2.25%	1.10%	1.60%
CORE Tax-Managed Equity	1.19	1.94	1.94	0.79	1.29
Real Estate Securities	1.44	2.19	2.19	1.04	1.54

+	Hypothetical expenses are based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **Goldman Sachs Asset Management, L.P.** and other units of the **Investment Management Division** of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $482.1 billion in assets under management as of June 30, 2005 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
DOMESTIC EQUITY
FIXED INCOME
MONEY MARKET
Higher Risk/Return
Lower Risk/Return
ASSET ALLOCATION PORTFOLIOS
SPECIALTY

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Small/Mid Cap Growth Fund
- Growth Opportunities Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Specialty Funds

- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Fixed Income Funds

- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES OFFICERS Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN, SACHS & CO. GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns. The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund.Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). The Goldman Sachs TollkeeperSM and Real Estate Securities Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all. The Goldman Sachs TollkeeperSM and Real Estate Securities Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance. Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Goldman Sachs Tollkeeper FundSM and CORESM Tax-Managed Equity Fund are registered service marks of Goldman, Sachs & Co. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: August 29, 2005 05-1404 SPECSAR / 92.6K / 08-05

ITEM 2.	CODE OF ETHICS. — Not applicable to the Semi-Annual Report for the period ended June 30, 2005

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. — Not applicable to the Semi-Annual Report for the period ended June 30, 2005

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. — Not applicable to the Semi-Annual Report for the period ended June 30, 2005

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 19, 2005

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	August 19, 2005